Exhibit 24.1
2026 EDISON INTERNATIONAL
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

    The undersigned, EDISON INTERNATIONAL, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint,
CHONDA J. NWAMU, MARIA RIGATTI, KARA G. RYAN, BRENDAN BOND, KEVIN OWENS, MICHAEL A. HENRY, RUSHIKA DE SILVA, and DAVID KWON, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2026, any Current Reports on Form 8-K from time to time during 2026 from the date hereof through December 31, 2026, or in the event this Board of Directors does not hold a regular meeting in December 2026, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed as of this 19th day of December, 2025.

EDISON INTERNATIONAL

By:	/s/ Pedro J. Pizarro
Pedro J. Pizarro
President and Chief Executive Officer

Attest:

/s Michael A. Henry
Michael A. Henry
Vice President, Assistant General Counsel and
Corporate Secretary

2026 Edison International
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer: /s/ Pedro J. Pizarro	Controller and Principal Accounting Officer: /s/ Kara G. Ryan
Pedro J. Pizarro Chief Executive Officer, President and Director	Kara G. Ryan Vice President, Chief Accounting Officer and Controller

Principal Financial Officer: /s/ Maria Rigatti
Maria Rigatti Executive Vice President and Chief Financial Officer

Additional Directors:
/s/ Jeanne M. Beliveau-Dunn	/s/ Marcy L. Reed
Jeanne M. Beliveau-Dunn Director	Marcy L. Reed Director
/s/ Michael C. Camuñez	/s/ Carey A. Smith
Michael C. Camuñez Director	Carey A. Smith Director
/s/ Jennifer M. Granholm	/s/ Linda G. Stuntz
Jennifer M. Granholm Director	Linda G. Stuntz Director
/s/ James T. Morris	/s/ Peter J. Taylor
James T. Morris Director	Peter J. Taylor Director
/s/ Timothy T. O’Toole	/s/ Keith Trent
Timothy T. O’Toole Director	Keith Trent Director

2026 SOUTHERN CALIFORNIA EDISON COMPANY
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

    The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and each of its undersigned officers and directors do each hereby constitute and appoint, JENNIFER R. HASBROUCK, AARON D. MOSS, KARA G. RYAN,
BRENDAN BOND, KEVIN OWENS, MICHAEL A. HENRY, RUSHIKA DE SILVA, and DAVID KWON, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2026, any Current Reports on Form 8-K from time to time during 2026 from the date hereof through December 31, 2026, or in the event this Board of Directors does not hold a regular meeting in December 2026, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed as of this 19th day of December, 2025.

SOUTHERN CALIFORNIA EDISON COMPANY

By:	/s/ Steven D. Powell
Steven D. Powell
President and Chief Executive Officer

Attest:

/s Michael A. Henry
Michael A. Henry
Vice President, Assistant General Counsel and
Corporate Secretary

2026 Southern California Edison Company
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer: /s/ Steven D. Powell	Controller and Principal Accounting Officer: /s/ Kara G. Ryan
Steven D. Powell Chief Executive Officer, President and Director	Kara G. Ryan Vice President, Chief Accounting Officer and Controller

Principal Financial Officer: /s/ Aaron D. Moss
Aaron D. Moss Senior Vice President and Chief Financial Officer

Additional Directors:
/s/ Jeanne M. Beliveau-Dunn	/s/ Marcy L. Reed
Jeanne M. Beliveau-Dunn Director	Marcy L. Reed Director
/s/ Michael C. Camuñez	/s/ Carey A. Smith
Michael C. Camuñez Director	Carey A. Smith Director
/s/ Jennifer M. Granholm	/s/ Linda G. Stuntz
Jennifer M. Granholm Director	Linda G. Stuntz Director
/s/ James T. Morris	/s/ Peter J. Taylor
James T. Morris Director	Peter J. Taylor Director
/s/ Timothy T. O’Toole	/s/ Keith Trent
Timothy T. O’Toole Director	Keith Trent Director
/s/ Pedro J. Pizarro
Pedro J. Pizarro Director